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Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525
Managed Portfolio Series
Kensington Active Advantage Fund
Class A Shares (KADAX)
Class C Shares (KADCX)
Supplement dated October 14, 2025, to the
Summary Prospectus, Prospectus and SAI dated April 30, 2025
Closing and Liquidation – Class A and Class C Shares
The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Kensington Asset
Management, LLC, the investment adviser to the Kensington Active Advantage Fund (the “Fund”), has
approved the closing and liquidation the Fund’s Class A and Class C shares. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Class A and Class C shares of the
Fund be closed and liquidated effective as of the close of business on November 21, 2025 (the
“Liquidation Date”).  Effective as of October 17, 2025, Class A and Class C shares will no longer be available for purchase (except through reinvested distributions).
Class A and Class C shareholders who wish to remain in the Fund are eligible to convert their shares to
Institutional Class shares, and will not be subject to the minimum initial investment for Institutional Class shares. Institutional Class conversions must be completed by the day before the Liquidation Date, and will not be considered taxable events for federal income tax purposes. Please see the Fund’s Prospectus for more information about the fees, expenses and performance associated with Institutional Class shares.
If you purchased your shares through a financial intermediary please contact your financial intermediary for information regarding their procedures for share class conversions.
Class A and Class C shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s
Prospectus, at any time before the Liquidation Date If the Fund has not received a redemption request or other instruction prior to the close of business on the Liquidation Date, Class A and Class C shares will be automatically redeemed on the Liquidation Date, and liquidating distributions, less any required tax withholdings, will be sent to the address of record.
Both the liquidation and any voluntary redemption of Class A and Class C shares will be a taxable event, and shareholders may recognize a gain or loss in connection with the transaction.  Depending on the tax-
status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption may result in taxable income to the shareholder.
Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences that are relevant to their specific situation.
Please retain this supplement for future reference.